Exhibit 10.01

                          SUBSCRIPTION AGREEMENT- REG D

                            ACCREDITED INVESTORS ONLY

Topaz Resources, Inc.
1012 North Masch Branch Rd.
Denton, Tx  76207-2057

Gentlemen:

This will acknowledge that effective this date, the Subscriber hereby purchases a total of __________ shares of Common Stock $.0001 par value (the "Shares") of Topaz Resources, Inc., a Florida corporation ("Company") at the amount of $0.__ per share for a total of $________. The Shares also shall be referred to collectively as the "Securities".

Execution of this Agreement shall constitute an offer by the Subscriber to purchase the number of Shares set forth above on the terms specified herein. If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement ("Agreement") and return this Agreement to the Subscriber.

THE SECURTIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. Agreement. The parties acknowledge that the Subscriber has purchased ________ Shares at a price of $0.__ per share for a total amount of $______________.

2. Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company as follows:

     (a) Subscriber, either alone or with the assistance of his/her purchaser representative, as that term is defined under Rule 501 (h) of Regulation D under the Securities Act of 1933 (the "Act"), if any, has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions of the Offering and has been afforded an opportunity to examine such documents and other information which Subscriber or his/her representative, if any, has requested for the purpose of verifying the information about the Company and for the purpose of answering any question Subscriber or his/her representative, if any, may have concerning the business and affairs of the Company which documents and information include the annual and quarterly reports of the Company filed with the U.S. Securities and Exchange Commission and which are available via the Internet at www.sec.gov.

     (b) Subscriber is familiar with the definition of "accredited investors" as that term is defined in Rule 501(a) of Regulation D under the Act and Subscriber is an accredited investor.

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     (c)  Subscriber  and his/her  representative,  if any,  understand  that no
person  has  been   authorized   to  give  any   information   or  to  make  any
representations about the Company which were not contained in the information furnished pursuant to subparagraph (a) above and that Subscriber has not relied on any other representations or other information. PURCHASER HAS RELIED SOLELY UPON THE INFORMATION PROVIDED BY THE COMPANY. Subscriber understands that the investment in the Company involves certain economic risks, including the loss of his/her entire investment.

     (d) Subscriber understands that the Securities are "restricted securities" under the Act, have not been registered under the Act, and must be held indefinitely unless they are subsequently registered under the Act and applicable state securities laws, or exemptions from such registration are available.

     (e) Subscriber is acquiring the Securities for his/her own account as principal for investment and not with a view to resale, distribution or fractionalization in whole or in part, and has no present agreement, understanding or arrangement to subdivide, sell, assign or otherwise dispose of all or any part of the Share.

     (f) Subscriber is fully aware of the applicable limitations on the resale of the Securities.

     (g) Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend, or one substantially similar thereto, which Subscriber has read and understands:

     These securities have not been registered under the Securities Act of 1933 or qualified under any state securities laws. They may not be sold or transferred in the absence of an effective registration statement under that Act or qualification under applicable state securities laws without an opinion of counsel satisfactory to the Company that such registration and qualification are not required.

     (h) In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefore, shall bear such legend as may be required by the securities laws of the state in which Subscriber resides.

     (i) Because of the restriction imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company's intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

     (j) Subscriber acknowledges that, either directly or with the assistance of his/her purchaser representative, if any, Subscriber has such knowledge and experience in financial and business matters as to make an informed investment decision based upon the information provided by the Company and such additional information as Subscriber may have requested and received from the Company.

     (k) Subscriber can bear the economic risk of loss of its entire investment; and, if Subscriber is a corporation, partnership or other entity, Subscriber was not formed for the purpose of purchasing the Shares.

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     (l)   Subscriber   understands   that  the  Company  is  relying  upon  the
representations and statements made by Subscriber, in this Agreement. Any information which Subscriber has heretofore furnished to the Company in this Agreement or any exhibits thereto, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to Subscriber's admission to the Company as a Shareholder Subscriber will immediately furnish such revised or corrected information to the Company.

     (m) Subscriber's investment in the Company has not been solicited by means of general solicitation or general advertisement.

     (n) If Subscriber is a corporation, partnership, trust or other entity: (i) it is authorized and qualified to become a Shareholder in, and authorized to make its capital contribution to, the Company; (ii) the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so; and (iii) the undersigned is a duly organized and validly existing legal entity under the laws of its state of organization

3. Miscellaneous.

     (a) Subscriber understands that this Subscription Agreement is not binding upon the Company until accepted by an authorized officer of the Company.

     (b) Subscriber agrees not to transfer or assign this Agreement, or any of Subscriber's interest herein, and further agrees that the transfer or assignment of the Shares acquired pursuant hereto shall be made only in accordance with all applicable laws.

     (c) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Agreement or any agreement of Subscriber made hereunder, and this Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber's heirs, executors, administrators, successors, and assigns.

     (d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

     (e) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada.

4. Execution. By executing the applicable section below, we agree to be bound by all of the terms, provisions, warranties, and conditions contained herein.

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                           SUBSCRIPTION SIGNATURE PAGE

Number of Shares Purchased:
                           -------------------------------
Name:
     -----------------------------------------------------
Address:
        --------------------------------------------------

        --------------------------------------------------

        --------------------------------------------------

Address for Notices:

        --------------------------------------------------

        --------------------------------------------------

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Employer Identification Number:
                               -----------------------------

Subscriber did not utilize the services of an advisor or Purchaser Representative in connection with purchase of the Shares. (If using an agent or a Purchaser Representative, Subscriber has completed, executed and delivered to the Company a "Purchaser Representative Questionnaire.")

Date:                                       Signature:
      ----------------

                                            Per:
                                                 -------------------------------
                                                 Name & Title

This Subscription Agreement Accepted

this ____ day of ______, 2010

TOPAZ RESOURCES, INC.


Per: /s/ Edward J. Munden
     ---------------------------------
Name: Edward J. Munden
Title: President & CEO

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